American Century Capital Portfolios, Inc. Summary Prospectus and Prospectus Supplement Equity Income Fund
Supplement dated February 19, 2022 ■ Summary Prospectus and Prospectus dated August 1, 2021
The following entry is added under Portfolio Managers in the summary prospectus and the prospectus:
Paul Howanitz, CFA, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since 2015.

The following entry is added under The Fund Management Team in the prospectus on page 10:
Paul Howanitz
Mr. Howanitz, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since joining American Century in 2015 as an analyst. He became a senior investment analyst in 2020 and a portfolio manager in 2022. He has a bachelor’s degree in administrative science from Colby College and an MBA from the University of North Carolina. He is a CFA charterholder.

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